SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

JANUARY 30, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)
8 Perimeter Center East
Suite 8050	770-901-9020
Atlanta, GA 30346	(Registrant’s Telephone Number
(Address of Principal Executive Offices)	Including area code)
(Zip Code)

ITEM 5.    OTHER EVENTS

On January 30, 2003, Jameson Inns, Inc. issued a press release announcing fourth quarter earnings release and conference call. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Fourth Quarter Earnings Release and Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of January 30, 2003	By:	/s/ Craig R. Kitchin
Craig R. Kitchin Its: President & Chief Financial Officer